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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                                 June 29, 2001
                           -------------------------
                                Date of Report
                       (Date of earliest event reported)


                                 AVENUE A, INC.
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             (Exact name of registrant as specified in its charter)

         Washington                     0-23137                 91-1819567
 ----------------------------     ---------------------     -------------------
 (State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                      Identification No.)

                506 Second Avenue, 9th Floor, Seattle, Washington 98104
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             (Address of principal executive offices, including zip code)

                                    (206) 816-8800
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                 (Registrant's telephone number, including area code)

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Item 5.  Other Events

     On June 29, 2001, Avenue A, Inc. ("Avenue A") issued a press release announcing that several securities class action lawsuits have been filed against it, certain of its current officers and directors and a former officer, and some of the underwriters in Avenue A's February 2000 initial public offering, in connection with certain disclosures contained in a prospectus for the initial public offering. Avenue A believes that the claims against it are unfounded and without merit. Avenue A intends to vigorously defend against the litigation.

     The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and the foregoing description of the press release is qualified in its entirety by reference to the full text of the press release. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

     99.1  Press release issued by Avenue A, dated June 29, 2001.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  July 3, 2001

                                 AVENUE A, INC.

                                 By: /s/ JEFFREY J. MILLER
                                     ------------------------
                                 Name:   Jeffrey J. Miller
                                 Title:  Senior Vice President,
                                         Legal and Privacy Affairs and Corporate
                                         Secretary

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                                 EXHIBIT INDEX

Exhibit No.     Description
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  99.1          Press release issued by Avenue A, dated June 29, 2001.

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